Supplement Dated October 2, 2017 to
Prospectus dated May 1, 2017 for
Protective Preserver
And Single Premium Plus
Issued by
Protective Life Insurance Company
Protective Variable Life Separate Account

This Supplement amends certain information in your variable product prospectus (the "Prospectus"). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Comprehensive Long-Term Care Accelerated Death Benefit Rider is not available for purchase for Policies unless the application is signed on or before October 1, 2017 and submitted thereafter in Good Order.
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If you have any questions regarding this Supplement, you may contact us by writing Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or calling toll free at 800-456-6330.